Exhibit 32.1
INTERNATIONAL BUSINESS MACHINES CORPORATION
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of International Business Machines Corporation (the “Company”) on Form 10-Q for the period ending March 31, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Arvind Krishna, Chairman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Arvind Krishna

Arvind Krishna
Chairman, President and Chief Executive Officer
April 23, 2026

A signed original of this written statement required by Section 906 has been provided to IBM and will be retained by IBM and furnished to the Securities and Exchange Commission or its staff upon request.